Exhibit 99.1

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited - Pro Forma)

Basis of Presentation:
Unaudited Pro Forma Combined Performance Data for the eight fiscal quarters ended during the period of January 1, 2016 through December 31, 2017.
On January 8, 2018, The Mosaic Company (“Mosaic”) completed its acquisition (the “Acquisition”) of the global phosphate and potash operations of Vale S.A. conducted through Vale Fertilizantes S.A. (the “Acquired Business”). The following unaudited pro forma combined performance data (“Pro Forma Information”) is based on unaudited pro forma combined segment income statements for the fiscal quarters presented, and related performance metrics, after giving effect to the Acquisition and the adjustments described below. These financial statements and related performance data combine Mosaic’s historical consolidated financial information (the “Legacy Business”) and historical financial information of the Acquired Business, which has been “carved-out” from Vale S.A.’s consolidated financial statements to reflect the Acquired Business as if it were a separate entity and presented in accordance with generally accepted accounting principles, or GAAP, rather than international financial reporting standards, or IFRS. Mosaic’s Legacy Business segments are Phosphate, Potash, International Distribution, and Corporate. The Pro Forma Information is presented on an adjusted basis to reflect the business segments to be presented beginning with Mosaic’s financial results for the quarter ending March 31, 2018: Phosphate, Potash, Mosaic Fertilizantes, and Corporate.
The Pro Forma Information has been prepared in accordance with Article 11 of Regulation S-X. The historical financial information therein has been adjusted to give effect to pro forma events that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) with respect to the statements of income, expected to have a continuing impact on the results of operations of the combined business. In addition, the Legacy Business segmented income statements were adjusted for the following:

•	Results of Mosaic’s India and China operations, previously reflected in the International Distribution business segment, are reflected in the results of Corporate and Other business segment.

•
Phosphate and Potash business segment results have been adjusted to reflect a revision to Mosaic’s process for estimating inventory that was made during the first quarter of 2018 on a going forward basis.

•
Corporate selling, general, and administrative expenses have been re-allocated based on the new segment organization to reflect 45% to Phosphates, 45% to Potash, and 10% to Mosaic Fertilizantes. Historically, these expenses had been allocated 50% to Phosphate and 50% to Potash.

The following adjustments have been made to the results of the Acquired Business:

•	Results for the entity operating the Miski Mayo mine are reflected in the Phosphates segment, as this will now be a consolidated entity.

•	Results of the Acquired Business are reflected in the Mosaic Fertilizantes segment.

•
Acquired Business results are presented on a U.S. GAAP basis as opposed to an IFRS basis. The most significant difference resulting from this presentation relates to expensing for maintenance turnarounds, which is recognized immediately under U.S. GAAP.

•
Results of the Acquired Business have been adjusted to align with Mosaic policies. The most significant adjustment of this type relates to the alignment of the estimated useful lives of the Acquired Business’s fixed assets to The Mosaic Company’s accounting policies. Additionally, the Acquired Business’ depreciation of fixed assets has been adjusted to reflect Mosaic’s cost basis in these assets.

In the combined unaudited pro forma combined segment income statements and related performance metrics, all transactions that would have been considered intercompany transactions have been eliminated.
The pro forma adjustments described above are based upon available information and assumptions that Mosaic believes are reasonable. Mosaic is in the process of finalizing the accounting of the purchase price of the assets acquired and liabilities assumed in the Acquisition, so the allocation of the purchase price of the Acquisition reflected in this Pro Forma Information has been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed. Mosaic has not yet completed the detailed valuations necessary to estimate the fair value of the assets acquired and the liabilities assumed through the Acquisition and the related allocations of purchase price, nor has Mosaic identified all adjustments necessary to conform the Acquired Business’s accounting policies to Mosaic’s accounting policies. Additionally, a final determination of the fair value of assets acquired and liabilities assumed from the Acquired Business will be based on the actual working capital of the Acquired Business that existed as of the closing date. Accordingly, the pro forma purchase price adjustments reflected in the Pro Forma Information are preliminary, and may not reflect any final purchase price adjustments made. Mosaic estimated the fair value of the Acquired Business’s assets and liabilities based on discussions with management of the Acquired Business, due diligence and preliminary work performed by third-party valuation specialists. As the final valuations are being performed, increases or decreases in the fair value of relevant balance sheet amounts will result in adjustments, which may result in material differences from the information presented herein.

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited - Pro Forma)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$394	$457	$428	$407	$414	$468	$474	$496
Cost of Goods Sold	297	421	385	353	339	357	373	380
Gross Margin	$97	$36	$43	$54	$75	$111	$101	$116

SG&A	$34	$28	$25	$28	$26	$21	$20	$23
Other operating (income) expense	$(25)	$6	$6	$8	$6	$2	$1	$7

Operating Earnings	$88	$2	$12	$18	$43	$88	$80	$86
Plus: Depreciation, Depletion and Amortization	75	79	77	77	70	73	73	72
Plus: Foreign Exchange Gain (Loss)	125	3	(24)	(27)	8	30	55	(13)
Plus: Other Income (Expense)	(1)	—	78	—	—	—	—	—
Plus: Equity in net earnings (loss) of nonconsolidated companies	—	(16)	—	—	—	—	—	—
EBITDA (a)	$287	$68	$143	$68	$121	$191	$208	$145
Notable Items Included in EBITDA	$153	$(15)	$(26)	$(27)	$5	$30	$45	$(13)

Capital expenditures	$113	$98	$99	$107	$106	$61	$102	$103
Gross margin $ / tonne of finished product	$63	$18	$19	$27	$38	$51	$46	$52
Gross margin as a percent of sales	25%	8%	10%	13%	18%	24%	21%	23%

Supplemental Cost Information
Canadian resource taxes	$18	$38	$14	$31	$23	$33	$(5)	$19
Royalties	6	5	4	5	5	6	52	9
Brine inflow expenses	37	42	38	36	39	38	37	36
Freight (k)	57	79	66	63	69	70	69	80

Operating Data
Sales volumes ('000 tonnes) (b)
MOP	1,425	1,926	2,086	1,862	1,832	2,038	2,071	2,044
Specialty (k)	121	114	122	122	141	153	148	173
Total Finished Product	1,546	2,040	2,208	1,984	1,973	2,191	2,219	2,217

Average finished product selling price (destination) (d)	$255	$224	$194	$205	$210	$214	$214	$224

Production Volumes ('000 tonnes)
Production Volume	2,018	1,769	1,662	2,147	2,048	2,302	2,151	2,149
Operating Rate	77%	67%	63%	82%	83%	93%	87%	87%

MOP cash costs of production including brine / production tonne (h)	$89	$96	$94	$74	$86	$77	$101	$87
MOP cash costs of brine management / production tonne (h)	$18	$24	$23	$17	$19	$17	$17	$17

Average CAD / USD	$1.373	$1.289	$1.304	$1.335	$1.323	$1.345	$1.253	$1.270

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited - Pro Forma)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$957	$1,015	$972	$940	$860	$1,000	$809	$1,037
Cost of Goods Sold	870	913	873	845	825	938	756	918
Gross Margin	$87	$102	$99	$95	$35	$62	$53	$119

SG&A	$36	$35	$31	$31	$30	$29	$26	$30
Other operating (income) expense	$9	$56	$65	$39	$9	$18	$(46)	$47

Operating Earnings	$42	$11	$3	$25	$(4)	$15	$73	$42
Plus: Depreciation, Depletion and Amortization	113	115	98	92	94	97	100	103
Plus: Foreign Exchange Gain (Loss)	(7)	—	2	4	(2)	(4)	(6)	1
Plus: Other (Expense) Income	—	—	—	(10)	(2)	2	1	(1)
Plus: Equity in net earnings (loss) of nonconsolidated companies	1	(2)	—	1	1	13	14	8
Less: Earnings (loss) from Consolidated Noncontrolling Interests	5	1	1	4	(2)	(1)	(3)	(1)
EBITDA (a)	$144	$123	$102	$108	$89	$124	$185	$154
Notable Items Included in EBITDA	$(7)	$(49)	$(60)	$(33)	$(5)	$(32)	$43	$(38)

Capital expenditures	$114	$94	$98	$96	$106	$104	$90	$118
Gross margin $ / tonne of finished product	$39	$40	$36	$38	$15	$24	$22	$48
Gross margin as percent of sales	9%	10%	10%	10%	4%	6%	7%	11%

Freight included in finished product (in millions)	$82	$87	$86	$91	$79	$103	$78	$107

Operating Data
Sales volumes ('000 tonnes) (b)
DAP/MAP	1,607	1,760	1,715	1,763	1,486	1,706	1,483	1,663
Specialty (c)	599	689	806	741	786	876	627	833
Total Finished Product	2,206	2,449	2,521	2,504	2,272	2,582	2,110	2,496

Average finished product selling price (destination) (d)	$414	$396	$367	$357	$368	$376	$363	$395

Production Volumes ('000 tonnes)
Total tonnes produced (e)	2,205	2,391	2,461	2,463	2,303	2,461	2,339	2,322
Operating Rate	75%	82%	84%	84%	79%	84%	80%	79%

Realized costs ($/tonne)
Ammonia (tonne) (f)	$370	$320	$287	$259	$285	$373	$283	$298
Sulfur (long ton) (g)	$130	$112	$93	$87	$87	$90	$88	$97
Blended rock	$60	$65	$60	$58	$59	$58	$63	$55

Cash conversion costs / finished produced tonne (h)	$68	$65	$62	$65	$79	$67	$68	$70
Cash rock costs consumed / tonne (h)	$42	$41	$42	$40	$40	$40	$40	$35

Phosphate rock
Sales Volumes ('000 tonnes) (i)	536	529	632	773	365	442	607	735
Average rock selling price (destination) (j)	$81	$87	$75	$59	$67	$64	$71	$69
Gross margin $ / rock tonne	$3	$8	$13	$(1)	$1	$(1)	$9	$—
Freight included in rock (in millions)	$9	$8	$8	$13	$3	$6	$8	$10

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited - Pro Forma)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$626	$744	$1,136	$793	$672	$704	$1,199	$834
Cost of Goods Sold	601	753	1,075	729	667	708	1,160	796
Gross Margin	$25	$(9)	$61	$64	$5	$(4)	$39	$38

SG&A	$32	$28	$35	$33	$33	$33	$35	$39
Other operating (income) expense	$—	$7	$5	$1	$(7)	$(9)	$(8)	$(3)

Operating Earnings (Loss)	$(7)	$(44)	$21	$30	$(21)	$(28)	$12	$2
Plus: Depreciation, Depletion and Amortization	34	33	34	34	35	34	34	34
Plus: Foreign Exchange Gain (Loss)	31	23	1	3	2	(23)	17	(23)
Plus: Other (Expense)	(15)	(15)	(5)	(4)	(6)	(3)	(3)	(4)
Less: Earnings from Consolidated Noncontrolling Interests	—	—	2	1	1	1	2	1
EBITDA (a)	$43	$(3)	$49	$62	$9	$(21)	$58	$8
Notable Items Included in EBITDA	$31	$23	$1	$3	$2	$(23)	$17	$(23)

Capital Expenditures (in millions)	$21	$43	$62	$77	$46	$44	$58	$72
Gross margin $ / tonne of finished product	$14	$(4)	$20	$29	$3	$(2)	$12	$18
Gross margin as a percent of sales	4%	(1)%	5%	8%	1%	(1)%	3%	5%

Operating Data

Sales volumes ('000 tonnes) (b)
Phosphate produced in Brazil	627	927	1,230	734	757	940	1,187	817
Potash produced in Brazil	104	103	165	159	115	87	152	137
Purchased nutrients	1,056	1,121	1,681	1,293	990	1,062	1,898	1,203
Total Finished Product	1,787	2,150	3,076	2,187	1,862	2,089	3,237	2,157

Average finished product selling price (destination)(d)	$350	$346	$369	$363	$361	$337	$370	$387

Phosphate Production Volumes ('000 tonnes)
Total tonnes produced (m)	766	954	945	969	832	867	973	1,086
Operating Rate	68%	82%	80%	82%	74%	74%	82%	92%

Purchases ('000 tonnes)
DAP/MAP from Mosaic	130	343	195	175	169	176	164	150
MicroEssentials® from Mosaic	74	303	293	120	314	365	178	55
Potash from Mosaic/Canpotex	277	701	435	284	408	868	451	346

Average BRL / USD	$3.900	$3.512	$3.244	$3.298	$3.144	$3.215	$3.168	$3.308

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited - Pro Forma)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$(81)	$(240)	$(180)	$(5)	$(122)	$(181)	$(99)	$39
Cost of Goods Sold	(141)	(240)	(187)	(16)	(107)	(162)	(122)	38
Gross Margin (Loss)	$60	—	$7	$11	$(15)	$(19)	$23	$1

SG&A	$—	$(4)	$(8)	$(1)	$8	$3	$3	$9
Other operating (income) expense	$—	$9	$6	$9	$4	$9	$9	$15

Operating Earnings (Loss)	$60	$(5)	$9	$3	$(27)	$(31)	$11	$(23)
Plus: Depreciation, Depletion and Amortization	6	5	8	6	5	6	5	7
Plus: Foreign Exchange Gain (Loss)	(49)	—	(1)	(2)	3	1	(5)	5
Plus: Other (Expense)	(1)	—	(78)	7	—	—	—	—
Plus: Equity in net earnings (loss) of nonconsolidated companies	1	—	—	—	—	—	—	—
Less: Earnings (loss) from Consolidated Noncontrolling Interests	(3)	(2)	(3)	(3)	(3)	2	—	—
EBITDA (a)	$20	$2	$(59)	$17	$(16)	$(26)	$11	$(11)
Notable Items Included in EBITDA	$4	$30	$(9)	$(6)	$2	$4	$(3)	$(12)

Elimination of profit in inventory in cost of goods sold	$18	$(25)	$20	$12	$(19)	$(28)	$20	$18
Unrealized gain(loss) on derivatives included in cost of goods sold	$53	$30	$(8)	$(4)	$(1)	$3	$(2)	$(17)

Operating Data
Sales volumes ('000 tonnes) (b)	159	219	290	463	196	319	333	497
Average finished product selling price (destination) (d)	$383	$394	$372	$354	$305	$323	$373	$387

Footnotes

(a)
The Company defines segment EBITDA as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. EBITDA presented on a segment basis is a Non-GAAP financial measure. See "Non-GAAP Financial Measures."

(b)	Finished product sales volumes include intersegment sales.
(c)	Specialty products sales volumes in Phosphates include MicroEssentials® and feed.
(d)	Average price of all finished goods products.
(e)	Includes crop nutrient dry concentrates and animal feed ingredients.
(f)	Amounts are representative of our average ammonia costs in cost of goods sold.
(g)	Amounts are representative of our average sulfur cost in cost of goods sold.
(h)
Phosphates cash conversion costs, Phosphates cash rock costs consumed, MOP cash costs of production, MOP cash costs of brine management and Mosaic Fertilizantes cash rock costs consumed in Brazilian Real are reflective of actual costs during the quarter. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold in the period.

(i)	Sales volumes of rock to external parties.
(j)	Average price of phosphate rock sold externally by Phosphates.
(k)	Includes inbound freight, outbound freight and warehousing costs on K-Mag, Feed and domestic MOP sales.
(l)	Specialty products sales volumes in Potash include K-Mag® and feed.
(m)	Includes all Acquired Business phosphate production and Fospar SSP production.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented for each business segment in this Selected Calendar Quarter Financial Information EBITDA at the segment level. Segment EBITDA is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. We provide segment EBITDA because we believe it is relevant and useful to securities analysts, investors and others because it is part of our internal management reporting and planning process, and our management uses segment EBITDA to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment EBITDA should not be considered as an alternative to, or more meaningful than, segment Operating Earnings (Loss) as a measure of operating performance. In addition, because non-GAAP measures are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies. Management believes Operating Earnings (Loss) is the most directly comparable GAAP measure because we do not allocate taxes on a segment basis. Reconciliations of segment EBITDA to segment Operating Earnings (Loss) are provided as part of each segment's Selected Calendar Quarter Financial Information.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q4 2017
Description	Segment	Line Item	Amount (in millions)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(27)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(17)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)
Asset write-off	Phosphates	Other operating income (expense)	(8)
Restructuring	Phosphates	Other operating income (expense)	(20)
ARO adjustment	Phosphates	Other operating income (expense)	(11)
Total Notable Items			$(85)

Q3 2017
Description	Segment	Line Item	Amount (in millions)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$61
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)
Gain on sale of land	Phosphates	Other operating income (expense)	52
Resolution of royalties with Saskatchewan government	Potash	Cost of goods sold	(10)
Asset write-off	Phosphates	Other operating income (expense)	(3)
Total Notable Items			$100

Q2 2017
Description	Segment	Line Item	Amount (in millions)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$4
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	3
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(8)
Water loss expense	Phosphates	Other operating income (expense)	(14)
Miski Mayo	Phosphates	Equity in net earnings (loss) of nonconsolidated companies	(14)
Total Notable Items			$(29)

Q1 2017
Description	Segment	Line Item	Amount (in millions)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$12
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(1)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—
Liquidated damages for CF ammonia agreement	Phosphates	Other operating income (expense)	(3)
Resolution of Canadian tax audit	Potash	Cost of goods sold	$(3)
Total Notable Items			$5

Q4 2016
Description	Segment	Line Item	Amount (in millions)

Foreign currency transaction (loss) gain	Consolidated	Foreign currency transaction (loss) gain	$(21)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(4)
Water loss expense	Phosphates	Other operating expenses	(10)
ARO adjustment	Phosphates	Other operating expenses	(21)
Depletion adjustment	Phosphates	Cost of goods sold	9
Pension de-risking	Consolidated	Other operating expenses	(6)
Costs related to purchase of Vale Fertilizantes	Corporate & Other	Other operating expenses	(4)
Gain on sale of equity investment	Phosphates	Other expense	7
Realized loss on RCRA Trust securities	Phosphates	Other expense	(10)
Discrete tax items	Consolidated	Benefit from income taxes	—
Total Notable Items			$(60)

Q3 2016
Description	Segment	Line Item	Amount (in millions)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(22)
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	(8)
Discrete tax items	Consolidated	Provision for (benefit from) income taxes	—
Asset reserve adjustment	Phosphates	Other operating income (expense)	4
Water loss expense	Phosphates	Other operating income (expense)	(60)
Restructuring	Consolidated	Other operating income (expense)	(8)
Total Notable Items			$(94)

Q2 2016
Description	Segment	Line Item	Amount (in millions)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$25
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	30
Discrete tax items	Consolidated	Provision for (benefit from) income taxes	—
Prince Rupert write-off	Potash	Equity Earnings	(16)
Asset write-off	Phosphates	Other operating income (expense)	(47)
Total Notable Items			$(8)

Note: The tax effect is calculated based on our estimated annual effective rate. Our tax rate is impacted by the mix of earnings in the jurisdictions in which we operate and a benefit associated with depletion. The tax effect of the Prince Rupert write-off includes an income tax component of 20.6% which is calculated based on the rate specific to those earnings, and an impact related to Canadian Resource Tax of 12.4%.

Q1 2016
Description	Segment	Line Item	Amount (in millions)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$100
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	53
Discrete tax items	Consolidated	Provision for (benefit from) income taxes	—
Carlsbad insurance proceeds	Potash	Other operating income (expense)	28
Total Notable Items			$181